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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): FEBRUARY 15, 2000
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                           CREATIVE BIOMOLECULES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                   0-19910                    94-2786743
    --------------              -----------              -------------------
   (State or other              (Commission                (IRS Employer
   jurisdiction of              File Number)             Identification No.)
   incorporation)


                 45 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (508) 782-1100


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                              ITEM 5. OTHER EVENTS.

     On February 15, 2000, the Registrant publicly disseminated a press release announcing that the Registrant will merge with two private companies, Ontogeny, Inc., and Reprogenesis, Inc., to form a new public company known as Curis, Inc. Under the terms of the merger, which is subject to shareholder and regulatory approval, the Registrant's shareholders will receive three shares of Curis common stock for every ten shares of Creative BioMolecules. Following completion of the transaction, the Registrant's shareholders will hold approximately 43%, Ontogeny's shareholders will hold approximately 38% and Reprogenesis' shareholders will hold approximately 19% of Curis. The merger is expected to close in June 2000.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

99.1     The Registrant's Press Release dated February 15, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CREATIVE BIOMOLECULES, INC.
                                        (Registrant)

Date: February 15, 2000                 /s/ CHERYL K. LAWTON
                                        ------------------------------------
                                        Cheryl K. Lawton
                                        General Counsel and Vice President,
                                        Administration and Secretary




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                                  EXHIBIT INDEX



EXHIBIT
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99.1     The Registrant's Press Release dated February 15, 2000